Exhibit 10.1	EXECUTION VERSION
AMENDMENT NUMBER 11
TO AMENDED AND RESTATED LOAN AGREEMENT
     THIS AMENDMENT NUMBER 11, dated as of November 8, 2006 (this “Amendment”), to the Amended and Restated Loan Agreement, dated as of March 7, 2003 (as amended, modified, restated or supplemented from time to time as permitted thereby, the “Loan Agreement”), among CF LEASING LTD., a company organized and existing under the laws of the Islands of Bermuda (together with its successors and permitted assigns, the “Borrower”), FORTIS BANK (NEDERLAND) N.V., a Naamloze Vennootschap (“Fortis”), as agent on behalf of the Lenders (in such capacity, the “Agent”), BTMU CAPITAL CORPORATION (formerly BTM Capital Corporation) (“BTMU”), a Delaware corporation, HSH NORDBANK AG, NEW YORK BRANCH (“HSH”), a banking institution duly organized and validly existing under the laws of Germany, WESTLB AG, a joint stock company duly organized and validly existing under the laws of Germany, acting through its NEW YORK BRANCH (“WestLB”), NIBC BANK N.V. (f/k/a NIB Capital Bank N.V.), a Naamloze Vennootschap (“NIBC”) and the other financial institutions from time to time party hereto (each, including Fortis, BTMU, HSH, WestLB and NIBC, a “Lender” or “Co-Purchaser” and collectively, the “Lenders” or the “Co-Purchasers”) and West LB, as documentation agent (together with its successors and assigns in such capacity, the “Documentation Agent”).
W I T N E S S E T H:
     WHEREAS, the Borrower, the Agent and the Lenders have previously entered into the Loan Agreement, dated as of September 18, 2002 (the “Loan Agreement”), as amended and restated as of March 7, 2003, and subsequently amended by Amendment Number 1 thereto, dated as of October 15, 2003, Amendment Number 2 thereto, dated as of March 4, 2004, Amendment Number 3 thereto, dated as of April 30, 2004, Amendment Number 4 thereto, dated as of May 31, 2004, Amendment Number 5 thereto, dated as of June 15, 2004, Amendment Number 6 thereto, dated as of June 15, 2005, Amendment Number 7 thereto, dated as of January 17, 2006, Amendment Number 8 thereto, dated as of June 14, 2006, Amendment Number 9 thereto, dated as of September 29, 2006, and Amendment Number 10 thereto, dated as of October 31, 2006;
     WHEREAS, the parties desire to further amend the Loan Agreement in order to (i) increase the Aggregate Commitment from Three Hundred Million Dollars ($300,000,000) to Three Hundred Fifty Million Dollars ($350,000,000), (ii) increase the portion of the Commitment with respect to Fortis from Eighty-Seven Million Five Hundred Thousand Dollars ($87,500,000) to One Hundred Thirty-Seven Million Five Hundred Thousand Dollars ($137,500,000), (iii) extend the Conversion Date from November 8, 2006 to October 31, 2007, (iv) exchange Fortis’s existing Note for a new Note reflecting Fortis’s increased Commitment on the date hereof, (v) amend the definition of Interest Rate, and (vi) make certain other amendments, upon the terms, and subject to the conditions, hereinafter set forth, and in reliance on the representations and warranties of Borrower set forth herein;
     NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings assigned in the Loan Agreement.
     SECTION 2. Full Force and Effect. Other than as specifically modified hereby, the Loan Agreement shall remain in full force and effect in accordance with the terms and provisions thereof and is hereby ratified and confirmed by the parties hereto.
     SECTION 3. Amendment to the Loan Agreement. Effective upon the date hereof, following the execution and delivery hereof,
     (a) The definition of “Conversion Date” in Section 101 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“ Conversion Date: With respect to the Commitment of any Lender, the earlier to occur of (i) October 31, 2007 (as such date may be extended in accordance with Section 201(f)), and (ii) the date on which an Early Amortization Event initially occurs.”
(b) Clause (x) of the definition of “Eligible Container” in Section 101 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“ (x) Maximum Concentration of Non-USD Denominated Leases. When considered with all other Eligible Containers owned by the Borrower, the sum of the Net Book Values of all Containers subject to Non-USD Denominated Leases will not exceed an amount equal to seven and one-half percent (7.5%) of the then Aggregate Net Book Value;”
     (c) The definition of “Final Payment Date” in Section 101 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“ Final Payment Date: The Payment Date occurring on October 31, 2017.”
     (d) The definition of “Effective Date” in Section 101 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“ Effective Date: November 8, 2006.”
     (e) The definition of “Interest Rate” in Section 101 of the Loan Agreement is hereby amended and restated in its entirety as follows:
“ Interest Rate: For each Interest Period, one of the following:
     (A) if no Early Amortization Event has occurred and is then continuing, a rate per annum equal to the sum of (i) Adjusted LIBOR (or, if a Eurodollar Disruption Event is then continuing, the Prime Rate) for such Interest Period, plus (ii) (x) during the period from and including the Effective Date to, but excluding, the Conversion Date, one and one quarter of one percent (1.25%) per annum, or (y) on and after the Conversion Date, one and five-eighths of one percent (1.625%) per annum; or
     (B) if an Early Amortization Event has occurred and is then continuing, a rate per annum equal to the sum of (i) Adjusted LIBOR (or, if a Eurodollar Disruption Event is then continuing, the Prime Rate) for such Interest Period, plus (ii) two percent (2.00%) per annum.”
     (f) Each reference to “Three Hundred Million Dollars ($300,000,000)” in Paragraphs (a), (b), (c) and (d) of Section 201 of the Loan Agreement is hereby replaced with the words “Three Hundred Fifty Million Dollars ($350,000,000)”.
     (g) The reference to “Three Hundred Million Dollars ($300,000,000)” in Section 1002 of the Loan Agreement is hereby replaced with the words “Three Hundred Fifty Million Dollars ($350,000,000)”.
     (h) Each reference to “Three Hundred Million Dollars ($300,000,000)” in Paragraph (i)(D) of Section 1203 of the Loan Agreement is hereby replaced with the words “Three Hundred Fifty Million Dollars ($350,000,000)”.
     (i) Schedule 1 of the Loan Agreement is hereby amended by deleting it in its entirety and replacing it with Schedule 1 attached hereto.
     SECTION 4. Adjustment of Pro Rata Shares of Aggregate Note Principal Balance.
     On the Effective Date, Fortis shall make an Advance to the Borrower, the proceeds of which Advance (the “Proceeds”) shall be paid to each other Lender (excluding Fortis) in an amount equal to each such other Lender’s pro rata share of the Proceeds (which shall be determined by reference to each such Lender’s Commitment relative to the sum of the Commitments of all such other Lenders (excluding Fortis) as of the Effective Date), to reduce the outstanding principal amounts owing to such other Lenders so that, after giving effect to such payment, the respective outstanding principal amounts owing by the Borrower to each Lender (including Fortis), stated as a percentage of the Aggregate Note Principal Balance, is equal to each such Lender’s respective Pro Rata share of the Aggregate Note Principal Balance as of the Effective Date.
     SECTION 5. Representations, Warranties and Covenants.
     The Borrower hereby confirms that each of the representations, warranties and covenants set forth in Articles V and VI of the Loan Agreement are true and correct as of the date first written above with the same effect as though each had been made as of such date, except to the extent that any of such representations and warranties expressly relate to earlier dates.
     SECTION 6. Effectiveness of Amendment; Terms of this Amendment.
     (a) This Amendment shall become effective as of the later of (i) the date first written above, and (ii) the date the amendment fee set forth in Section 11 of this Amendment shall have been paid by the Borrower to the Agent.
     (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     (c) On and after the execution and delivery hereof, (i) this Amendment shall be a part of the Loan Agreement, and (ii) each reference in the Loan Agreement to “this Agreement” or “hereof”, “hereunder” or words of like import, and each reference in any other document to the Loan Agreement shall mean and be a reference to the Loan Agreement as amended or modified hereby.
     (d) Except as expressly amended or modified hereby, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.
     SECTION 7. Execution in Counterparts. This Amendment may be executed by the parties hereto in separate counterparts (including by facsimile and/or email), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.
     SECTION 8. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO CONFLICT OF LAW PRINCIPLES; PROVIDED THAT SECTION 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 9. Consent to Jurisdiction. ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE AGENT ARISING OUT OF OR RELATING TO THIS AMENDMENT, OR ANY TRANSACTION CONTEMPLATED HEREBY, MAY BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY AND COUNTY OF NEW YORK, STATE OF NEW YORK AND THE AGENT AND THE BORROWER EACH HEREBY WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND, SOLELY FOR THE PURPOSES OF ENFORCING THIS AMENDMENT, THE AGENT, EACH LENDER AND THE BORROWER EACH HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING. THE AGENT AND THE BORROWER HEREBY EACH IRREVOCABLY APPOINTS AND DESIGNATES CT CORPORATION SYSTEM, HAVING AN ADDRESS AT 111 EIGHTH AVENUE, NEW YORK, NEW YORK, 10011, ITS TRUE AND DULY AUTHORIZED AGENT FOR THE LIMITED PURPOSE OF RECEIVING AND FORWARDING LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND THE AGENT AND THE BORROWER EACH AGREE THAT SERVICE OF PROCESS UPON SUCH PARTY SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS ON SUCH PERSON. PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402, THE AGENT AND THE BORROWER SHALL EACH MAINTAIN THE DESIGNATION AND APPOINTMENT OF SUCH AUTHORIZED AGENT UNTIL ALL AMOUNTS PAYABLE UNDER THE LOAN AGREEMENT SHALL HAVE BEEN PAID IN FULL. IF SUCH AGENT SHALL CEASE TO SO ACT, THE AGENT OR THE BORROWER, AS THE CASE MAY BE, SHALL IMMEDIATELY DESIGNATE AND APPOINT ANOTHER SUCH AGENT SATISFACTORY TO THE AGENT AND SHALL PROMPTLY DELIVER TO THE AGENT EVIDENCE IN WRITING OF SUCH OTHER AGENT’S ACCEPTANCE OF SUCH APPOINTMENT.

     SECTION 10. No Novation. Notwithstanding that the Loan Agreement is hereby amended by this Amendment as of the date hereof, nothing contained herein shall be deemed to cause a novation or discharge of any existing indebtedness of the Borrower under the Loan Agreement, or the security interest in the Collateral created thereby.
     SECTION 11. Amendment Fee. The Borrower shall pay to the Administrative Agent for the ratable benefit of the Lenders a one-time amendment fee in the amount of Three Hundred Fifty Thousand Dollars ($350,000) (the “Amendment Fee”) in connection with this Amendment, and the effectiveness of this Amendment shall be conditioned upon the Agent’s receipt of the Amendment Fee on or prior to the Effective Date. The Agent shall distribute the Amendment Fee to itself and the other Lenders in the following amounts: Fortis: $137,500; BTMU: $70,000; HSH: $87,500; WestLB: $37,500; and NIBC: $17,500.
[Signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment on the date first above written.

CF LEASING LTD.

By: /s/ DENNIS J. TIETZ
Name: Dennis J. Tietz
Title: Director
Amendment No. 11 to A&R Loan Agt.

FORTIS BANK (NEDERLAND) N.V., as Agent and a Lender

By: /s/ D.N. DE BAAN
Name: D.N. de Baan
Title:

By: /s/ J. F. G. M. WOLFHAGEN
Name: J. F. G. M. Wolfhagen
Title: Director Portfolio Risk Management

By: /s/ MARTIJN P. NIJS
Name: Martijn P. Nijs
Title: Senior Manager

By: /s/ C.H.M. MUSTERS
Name: C.H.M. Musters
Title:
Amendment No. 11 to A&R Loan Agt.

BTMU CAPITAL CORPORATION, as a Lender

By: /s/ CHERYL A. BEHAN
Name: Cheryl A. Behan
Title: Senior Vice President
Amendment No. 11 to A&R Loan Agt.

HSH NORDBANK AG, NEW YORK BRANCH,
as a Lender

By: /s/ WOLFGANG ARBACZEWSKI
Name: Wolfgang Arbaczewski
Title: Vice President

By: /s/ RICK MACKER
Name: Rick Macker
Title: Senior Vice President
Amendment No. 11 to A&R Loan Agt.

WESTLB AG, NEW YORK BRANCH, as a Lender

By: /s/ CARYN SUFFREDINI
Name: Caryn Suffredini
Title: Director

By: /s/ AMIR OREN
Name: Amir Oren
Title: Manager
Amendment No. 11 to A&R Loan Agt.

NIBC BANK N.V., as a Lender

By: /s/ MAURICE L. WIJMANS
Name: Maurice L. Wijmans
Title: Associate Director

By: /s/ T. TH. VAN DER MAST
Name: T. Th. Van der Mast
Title: Managing Director
Amendment No. 11 to A&R Loan Agt.

SCHEDULE 1
LIST OF LENDERS AND RESPECTIVE COMMITMENTS

Lender	Commitment
Fortis Bank (Nederland) N.V.	$137,500,000

BTMU Capital Corporation	$70,000,000

HSH Nordbank AG, New York Branch	$87,500,000

WestLB AG	$37,500,000

NIB Capital Bank N.V.	$17,500,000